UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 30, 2013

This is not a ballot. You cannot use this notice to vote. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/FIVE. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2013 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 21, 2013.

For a Convenient Way and to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/FIVE

Proxy Materials Available to View or Receive:

1. Notice & Proxy Statement   2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*   If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Company Notice of Annual Meeting

Date:	Thursday, May 30, 2013
Time:	9:00 A.M. Eastern Daylight Time
Place:	Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103

The proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote “FOR” each director nominee listed in Proposal 1, “FOR” Proposals 2, 3 and 4 and for “3 years” in Proposal 5.

1.	Proposal 1: Election of two Class I directors:

	Nominees	01 Michael F. Devine, III
02 Ronald L. Sargent

2.	Proposal 2: To approve the Five Below, Inc. 2012 Employee Stock Purchase Plan.

3.	Proposal 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the current fiscal year ending February 1, 2014.

4.	Proposal 4: To approve, on an advisory (non-binding) basis, our named executive officer compensation.

5.	Proposal 5: To approve, on an advisory (non-binding) basis, the frequency of future advisory votes to approve executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.